UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2016

Hines Global REIT II, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On January 29, 2016, Hines Global REIT II, Inc. (“Hines Global II”), through a wholly-owned subsidiary of its operating partnership, acquired the Domain Apartments, a multi-family community located in Las Vegas, Nevada. LV Eastern, LLC, the seller of the Domain Apartments, is not affiliated with Hines Global II or its affiliates.

On February 4, 2016, Hines Global II filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of the Domain Apartments. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report. After reasonable inquiry, Hines Global II is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Domain Apartments — For the Year Ended December 31, 2015

Independent Auditor’s Report
Statement of Revenues and Certain Operating Expenses
Notes to Statement of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global REIT II, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

April 11, 2016	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Report of Independent Auditor

To the Partners of
Hines Global REIT II Properties, LP
Houston, Texas

Report on the Historical Summary

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the Domain Apartments (the “Property”), a multi-family community located in Las Vegas, Nevada, for the year ended December 31, 2015.

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this Historical Summary, in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal controls relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether from fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.
We believe the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 2 to the Historical Summary of the Property for the year ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Matter of Emphasis

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global REIT II, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Saville Dodgen & Company, PLLC

Dallas, Texas
April 11, 2016

DOMAIN APARTMENTS
STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2015

Revenues:	Year Ended December 31, 2015
Rental revenue	$4,145,135
Other revenue	391,429
Total revenues	4,536,564
Certain operating expenses:
Utilities	194,957
Real estate taxes	296,717
Repairs and maintenance	113,805
Cleaning services	69,045
Salaries and wages	374,695
Building management services	238,829
Insurance	28,033
Total certain operating expenses	1,316,081
Revenues in excess of certain operating expenses	$3,220,483

See accompanying notes to statement of revenues and certain operating expenses.

DOMAIN APARTMENTS
NOTES TO STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2015

(1) Organization

The Domain Apartments (the “Property”) is a multi-family community located in Las Vegas, Nevada that consists of 308 units with an average unit size of 1,075 square feet located on a 15.5 acre site. The Property was acquired by Hines Global REIT II, Inc. (“Hines Global II”), through a wholly-owned subsidiary of its operating partnership. The acquisition was completed on January 29, 2016.

(2)  Basis of Presentation

The statement of revenue and certain operating expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and operating expenses of the Property, exclusive of depreciation and amortization, management fees, and other nonrecurring owner specific expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

In preparing the accompanying financial statements, Hines Global II evaluated events and transactions that occurred subsequent to December 31, 2015, through the date that the accompanying financial statements were available to be issued on April 11, 2016.

(3) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)  Significant Accounting Policies

(a) Revenue Recognition

The Property’s operations consist of rental revenue earned from its tenants under operating leases with lease terms typically for 12 months or less.  Rental revenue is recognized when earned.  Tenant reimbursement and other income is recognized when due and consists primarily of charges billed to tenants for parking, pet fees, utilities, application fees, administrative fees, late fees, and other fees.

(b)  Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

* * * * *

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT II, Inc. (the “Company”), acquired Bishop's Square on March 3, 2015 for a net purchase price of €92.0 million (approximately $103.2 million assuming a rate of $1.12 per EUR as of the acquisition date) and the Domain Apartments on January 29, 2016 for a net purchase price of $58.1 million.

The unaudited pro forma consolidated balance sheet assumes that the acquisition of the Domain Apartments occurred on December 31, 2015 and the unaudited pro forma consolidated statement of operations assume that the acquisition of Bishop’s Square and the Domain Apartments occurred on January 1, 2015.

The unaudited pro forma adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The unaudited pro forma consolidated statement of operations is not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods.

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2015

	December 31, 2015	Adjustments for the Domain Apartments acquisition		Pro Forma
ASSETS
Investment property, net	$72,426,072	$56,479,500	(a)	$128,905,572
Cash and cash equivalents	17,224,448	(14,452,547)	(b)	2,771,901
Restricted cash	1,565,083	—		1,565,083
Derivative instruments	6,344	—		6,344
Tenant and other receivables, net	3,890,367	—		3,890,367
Intangible lease assets, net	52,152,477	1,640,000	(a)	53,792,477
Deferred leasing costs, net	60,787	—		60,787
Deferred financing costs, net	17,342	—		17,342
Other assets	1,713,329	(1,500,000)	(b)	213,329
Total assets	$149,056,249	$42,166,953		$191,223,202
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$920,657	$35,045	(c)	$955,702
Due to affiliates	3,186,210	1,307,689	(d)	4,493,899
Intangible lease liabilities, net	2,470,106	—		2,470,106
Other liabilities	1,866,926	—		1,866,926
Distributions payable	479,917	—		479,917
Notes payable to affiliates	—	—		—
Notes payable, net	59,693,212	34,090,014	(b)	93,783,226
Total liabilities	$68,617,028	$35,432,748		$104,049,776

Commitments and Contingencies	—	—		—

Equity:
Stockholders’ equity (deficit):
Preferred shares, $0.001 par value; 500,000,000 preferred shares authorized, none issued or outstanding as of December 31, 2015	—	—		—
Class A common stock, $0.001 par value; 600,000,000 authorized; 11,566,867 issued and outstanding as of December 31, 2015	10,275	734	(b)	11,009
Class T common stock, $0.001 par value; 900,000,000 authorized; 1,265,449 issued and outstanding as of December 31, 2015	787	195	(b)	982
Additional paid-in capital	91,576,720	8,076,010	(b)	99,652,730
Accumulated deficit	(9,756,797)	(1,342,734)	(c) (d)	(11,099,531)
Accumulated other comprehensive income (loss)	(1,391,764)	—		(1,391,764)
Total stockholders’ equity (deficit)	80,439,221	6,734,205		87,173,426
Noncontrolling interests	—			—
Total equity (deficit)	80,439,221	6,734,205		87,173,426
Total liabilities and equity	$149,056,249	$42,166,953		$191,223,202

See notes to unaudited pro forma consolidated balance sheet and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2015

Adjustments

(a)
To record the pro forma effect of the Company’s acquisition of the Domain Apartments, assuming it had occurred on December 31, 2015. Investment property and in-place lease assets were recorded at fair value. See Note 2 — Significant Accounting Policies in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 regarding how the fair values of the Company’s investment property and in-place lease assets were determined. Pro forma adjustments related to these amounts are preliminary and subject to change.

(b)
The acquisition of the Domain Apartments was funded using proceeds from the Company’s current public offering (of which $1.5 million was funded as of December 31, 2015 which was recorded in other assets on the consolidated balance sheet) and a $34.3 million borrowing from its secured facility with Wells Fargo Bank, National Association, which the Company entered into simultaneously with the acquisition of the Domain Apartments. For the month of January 2016, the Company raised an additional $8.0 million in net offering proceeds to use towards the acquisition of the Domain Apartments which was recorded as an increase to additional paid in capital. In connection with the debt financing, we incurred $209,986 in deferred financing fees which is shown as a reduction in the notes payable. See Note 13 — Subsequent Events in the Company’s Annual Report on Form 10-K for additional information regarding the Domain Apartments secured facility.

(c)	To record the pro forma effect of the Company’s acquisition expenses related to the acquisition of the Domain Apartments.

(d)
To record the pro forma effect of the Company’s 2.25% acquisition fee related to the acquisition of the Domain Apartments. In connection with this acquisition, the Company was obligated to pay approximately $1.3 million of acquisition fees to affiliates of Hines Interests Limited Partnership (“Hines”).

HINES GLOBAL REIT II, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

	Year Ended December 31, 2015	Adjustments for the Domain Apartments acquisition		Other Adjustments		Pro Forma
Revenues:
Rental revenue	$9,278,221	$4,145,135	(a)	$1,377,733	(d)	$14,801,089
Other revenue	132,454	391,429	(a)	26,578	(d)	550,461
Total revenue	9,410,675	4,536,564		1,404,311		15,351,550
Expenses:
Property operating expenses	1,870,552	1,019,364	(a)	310,873	(d)	3,200,789
Real property taxes	297,598	296,717	(a)	—	(d)	594,315
Property management fees	128,871	113,414	(b)	99,254	(e)	341,539
Depreciation and amortization	4,206,600	3,001,238	(a)	600,268	(d)	7,808,106
Acquisition related expenses	2,962,784	—		(2,918,349)	(f)	44,435
Advisory and other related party expenses	2,639,645	—		(2,327,715)	(g)	311,930
General and administrative expenses	1,548,979	—		—		1,548,979
Total expenses	13,655,029	4,430,733		(4,235,669)		13,850,093
Income (loss) before other income (expenses)	(4,244,354)	105,831		5,639,980		1,501,457
Other income (expenses):
Gain (loss) on derivative instruments	(40,535)	—		—		(40,535)
Foreign currency gains (losses)	(12,107)			—		(12,107)
Interest expense	(1,344,779)	(694,575)	(c)	(1,019,514)	(h)	(3,058,868)
Interest income	4,209			—		4,209
Net income (loss)	(5,637,566)	(588,744)		4,620,466		(1,605,844)
Net (income) loss attributable to noncontrolling interests	(12,139)	—		—		(12,139)
Net income (loss) attributable to common stockholders	$(5,649,705)	$(588,744)		$4,620,466		$(1,617,983)

Class A Common Stock:
Net income (loss) attributable to common stockholders	$(5,643,293)	$(588,076)		$4,615,222		$(1,616,147)
Basic and diluted income (loss) per common share	$(1.11)	$(0.12)		$0.91		$(0.32)
Weighted average number of common shares outstanding	5,082,459	5,082,459		5,082,459		5,082,459

Class T Common Stock:
Net income (loss) attributable to common stockholders	$(6,412)	$(668)		$5,244		$(1,836)
Basic and diluted income (loss) per common share	$(0.03)	$—		$0.02		$(0.01)
Weighted average number of common shares outstanding	225,241	225,241		225,241		225,241

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2015

(a)
To record the pro forma effect of the Company’s acquisition of the Domain Apartments based on its historical results of operations assuming that the acquisition had occurred on January 1, 2015. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and in place lease assets using a useful life of the remaining lease terms, which are preliminary and subject to change.

(b)	To record the pro forma effect of the Company’s 2.5% of gross revenue property management fee assuming that the acquisition of the Domain Apartments had occurred on January 1, 2015.

(c)
To record the pro forma effect of interest expense assuming that the Company had approximately $34.3 million in permanent financing in place as of January 1, 2015 with an interest rate of 2.03% at the date of acquisition.

(d)
To record the pro forma effect of the Company’s acquisition of Bishop’s Square based on its historical results of operations assuming that the acquisition had occurred on January 1, 2015. There were no adjustments made for real property taxes due to the fact that the tenants are directly responsible for property taxes in Ireland. Depreciation and amortization were calculated based on the fair values of the investment property using a useful life of 40 years and intangible lease assets and liabilities using a useful life of the remaining lease terms, which are preliminary and subject to change.

(e)	To record the pro forma effect of the Company’s property management fee, which is approximately €90,000 per year, assuming that the acquisition of Bishop’s Square had occurred on January 1, 2015.

(f)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the Company's acquisition of Bishop’s Square and the Domain Apartments.

(g)	To eliminate the effect of the non-recurring acquisition fee recorded in relation to the Company's acquisition of Bishop’s Square.

(h)
To record the pro forma effect of interest expense assuming that the Company had approximately €55.2 million in permanent financing in place as of January 1, 2015 and borrowings of $45.2 million under the credit facility with Hines related to the acquisition of Bishop’s Square. The weighted average interest rate for all of the borrowings to acquire Bishop’s Square was 1.8% at the date of acquisition.

Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2015

(1)  Investment Properties Acquired After January 1, 2015

Bishop’s Square

On March 3, 2015, a subsidiary of the Company acquired Bishop’s Square, a Class A office building located in Dublin, Ireland. Bishop’s Square consists of 153,569 square feet of rentable area and is 100% leased. The net purchase price for Bishop’s Square was $103.2 million, exclusive of transaction costs and working capital reserves.

Domain Apartments

On January 29, 2016, the Company, through a wholly-owned subsidiary of its operating partnership, acquired the Domain Apartments, a multi-family community located in Las Vegas, Nevada. The Domain Apartments consist of 308 units with an average unit size of 1,075 square feet located on a 15.5 acre site and is 95% leased. The net purchase price for the Domain Apartments was $58.1 million, exclusive of transaction costs and working capital reserves.

The unaudited pro forma consolidated balance sheet assumes that the acquisition of the Domain Apartments occurred on December 31, 2015 and the unaudited pro forma consolidated statement of operations assume that the acquisition of Bishop’s Square and the Domain Apartments occurred on January 1, 2015.